                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        Filed by the Registrant  [X]
        Filed by a Party other than the Registrant  [ ]

        Check the appropriate box:
        [ ]Preliminary Proxy Statement     [ ]  Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

        [X]Definitive Proxy Statement
        [ ]Definitive Additional Materials
        [ ]Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               REALNETWORKS, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        [X]  No fee required.
        [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)  Title of each class of securities to which transaction applies:

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        (2)  Aggregate number of securities to which transaction applies:

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        (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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        (4)  Proposed maximum aggregate value of transaction:

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        (5)  Total fee paid:

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                                       1

        [ ]  Fee paid previously with preliminary materials.

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        [ ]  Check box if any part of the fee is offset as provided by Exchange
             Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)  Amount Previously Paid:

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        (2)  Form, Schedule or Registration Statement no.:

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        (3)  Filing Party:

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        (4)  Date Filed:

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                                       2

                                      LOGO

         REALNETWORKS 1111 Third Avenue, Suite 2900, Seattle, WA 98101

                                                                  April 24, 1998

Dear Shareholder:

     You are cordially invited to attend the 1998 Annual Meeting of Shareholders of RealNetworks, Inc. (the "Annual Meeting") to be held at 2:00 p.m. on Friday, May 22, 1998 at the Hotel Monaco, 1101 Fourth Avenue, Seattle, Washington.

     At the Annual Meeting, the shareholders will be asked to (i) elect one Director to the Company's Board of Directors, (ii) vote on a proposal to approve an amendment to the Company's Amended and Restated 1996 Stock Option Plan to increase by 2,500,000 the number of shares of Common Stock that may be issued thereunder, and (iii) ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for fiscal year 1998. Additional details regarding these matters are provided in the attached Notice of Annual Meeting and Proxy Statement.

     The Board of Directors unanimously recommends that shareholders vote "FOR" all three proposals.

     Whether or not you plan to attend the Annual Meeting, we hope that you will have your stock represented by marking, signing, dating and returning your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy card. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

     On behalf of the Board of Directors, I would like to express our appreciation for your support of the Company. We look forward to seeing you at the meeting.

                                          Sincerely,

                                          /s/ Robert Glaser

                                          Robert Glaser
                                          Chairman of the Board and
                                          Chief Executive Officer

                               REALNETWORKS, INC.
                         1111 THIRD AVENUE, SUITE 2900
                           SEATTLE, WASHINGTON 98101

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 22, 1998

To The Shareholders of RealNetworks, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of RealNetworks, Inc., a Washington corporation (the "Company"), will be held on Friday, May 22, 1998, at 2:00 p.m., local time, at the Hotel Monaco, 1101 Fourth Avenue, Seattle, Washington, for the following purposes as more fully described in the accompanying Proxy Statement:

     1. To elect one director to serve until the 2001 Annual Meeting of Shareholders or until his earlier retirement, resignation or removal, or the election of his successor;

     2. To approve an amendment to the Company's Amended and Restated 1996 Stock Option Plan to increase by 2,500,000 the number of shares of Common Stock that may be issued thereunder;

     3. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Company's fiscal year ending December 31, 1998; and

     4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Only holders of record of the Company's Common Stock at the close of business on April 1, 1998 are entitled to notice of, and to vote at, this meeting or any adjournment or postponement thereof. A list of shareholders as of that date will be available at the meeting and for ten days prior to the meeting at the Company's principal executive offices located at 1111 Third Avenue, Suite 2900, Seattle, Washington 98101.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Kelly Jo MacArthur

                                          KELLY JO MACARTHUR
                                          Vice President, General Counsel and
                                          Secretary

Seattle, Washington
April 24, 1998

                            YOUR VOTE IS IMPORTANT!

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE TO ENSURE YOUR REPRESENTATION AT THE MEETING. A POSTAGE-PREPAID ENVELOPE IS ALSO ENCLOSED FOR THAT PURPOSE. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES AT THE MEETING IF YOU DESIRE TO DO SO, AS YOUR PROXY IS REVOCABLE AT YOUR OPTION.

                               REALNETWORKS, INC.

             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 22, 1998

               ANNUAL MEETING AND PROXY SOLICITATION INFORMATION

GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of RealNetworks, Inc., a Washington corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 2:00 p.m. on Friday, May 22, 1998 at the Hotel Monaco, 1101 Fourth Avenue, Seattle, Washington, and at any adjournment or postponement thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement, a proxy card and the Annual Report of the Company, which includes financial statements for its fiscal year ended December 31, 1997, are being sent to all shareholders of record as of the close of business on April 1, 1998, and are being mailed to the Company's shareholders on or about April 24, 1998. Although the Annual Report and this Proxy Statement are being mailed together, the Annual Report is not a part of this Proxy Statement.

VOTING RIGHTS

     At the close of business on April 1, 1998, there were 28,766,476 shares of common stock, par value $.001 per share (the "Common Stock") of the Company outstanding. Only holders of record of the shares of Common Stock outstanding at such time will be entitled to notice of and to vote at the meeting. The presence at the meeting of at least a majority of such shares, either in person or by proxy, shall constitute a quorum for the transaction of business. Broker non-votes and shares held by persons abstaining will be counted in determining whether a quorum is present. Proxies are solicited to give all shareholders who are entitled to vote on the matters that come before the meeting the opportunity to do so, whether or not they choose to attend the meeting in person.

     If you are a holder of record of Common Stock, you may vote by using the proxy card enclosed with this Proxy Statement. When your proxy card is returned properly signed, the shares represented will be voted according to your directions. You can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. The proposals are identified by number and a general description on the proxy card. Please review the voting instructions on the proxy card and read the text of the proposals and the position of the Board of Directors in the Proxy Statement prior to marking your vote. If your proxy card is signed and returned without specifying a vote or an abstention on any proposal, it will be voted according to the recommendations of the Board of Directors on that proposal; however, broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will not be counted or considered as votes for or against the proposal to amend the Amended and Restated 1996 Stock Option Plan. The recommendation of the Board of Directors for each proposal is shown on the proxy card. For the reasons stated in more detail later in the Proxy Statement, the Board of Directors recommends a vote FOR the one individual nominated to serve as a Class 1 director; FOR the amendment of the Amended and Restated 1996 Stock Option Plan; and FOR the ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for the Company's fiscal year ending December 31, 1998.

     It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. However, if any other matters are properly presented for action, the proxies named on the proxy card will be authorized by your proxy to vote on those other matters in their discretion.

     On each matter properly brought before the meeting, shareholders will be entitled to one vote for each share of Common Stock held. Shareholders do not have the right to cumulate their votes in the election of directors. Under Washington law and the Company's Articles of Incorporation and Bylaws, if a quorum exists at the meeting: (a) the one nominee for director who receives the greatest number of votes cast in the election of directors will be elected; and (b) the proposals to (i) approve the amendment to the Amended and Restated 1996 Stock Option Plan and (ii) ratify the appointment of independent auditors will each be approved if the number of votes cast in favor of these two proposals exceeds the number of votes cast against them.

     Shareholders may abstain from voting for the nominee for director and may abstain from voting on the proposals to amend the Amended and Restated 1996 Stock Option Plan and to ratify the appointment of independent auditors. Abstention from voting on any or all of the three matters will have no effect, since approval of each matter is based solely on the number of votes actually cast.

     Brokerage firms and other intermediaries holding shares of Common Stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, brokerage firms and other intermediaries will generally have discretion to vote their customers' shares in the election of directors and on the proposal to ratify the appointment of independent auditors. The failure of a brokerage firm or other intermediary to vote its customers' shares on the proposal for the election of directors or on the proposal to ratify the appointment of independent auditors will have no effect on any proposal since approval of each proposal is based solely on the number of votes actually cast. Brokerage firms and other intermediaries do not have discretion to vote their customers' shares on the proposal to amend the Amended and Restated 1996 Stock Option Plan. Such "broker non-votes" will not be counted as votes cast against the proposal, however, and will have no effect on the proposal since approval is based solely on the number of votes actually cast.

REVOCABILITY OF PROXIES

     If you execute a proxy, you may revoke it by taking one of the following three actions: (a) by giving written notice of the revocation to the Secretary of the Company at its principal executive offices prior to May 22, 1998; (b) by executing a proxy with a later date and delivering it to the Secretary of the Company at its principal executive offices prior to May 22, 1998; or (c) by personally attending and voting at the meeting.

SOLICITATION OF PROXIES

     The Company will bear the expense of preparing, printing and distributing proxy materials to its shareholders. In addition to solicitations by mail, a number of regular employees of the Company may solicit proxies on behalf of the Board of Directors in person or by telephone. The Company will reimburse brokerage firms and other intermediaries for their expenses in forwarding proxy materials to beneficial owners of the Common Stock.

SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     An eligible shareholder who desires to have a qualified proposal considered for inclusion in the proxy statement and form of proxy prepared in connection with the Company's 1999 Annual Meeting of Shareholders must deliver a copy of the proposal to the Secretary of the Company, at the Company's principal executive offices, no later than December 24, 1998. A shareholder must have been a record or beneficial owner of (i) at least one percent of the outstanding Common Stock or (ii) shares of Common Stock having a market value of at least $1,000, for a period of at least one year prior to submitting the proposal, and the shareholder must continue to hold the shares through the date on which the meeting is held.

                       PROPOSAL 1 -- ELECTION OF DIRECTOR

     The Class 1 director is to be elected at the Annual Meeting, to serve until the 2001 Annual Meeting of Shareholders or until his earlier retirement, resignation or removal. Mitchell Kapor, who currently is the Class 1 director of the Company, has been nominated by the Board of Directors for re-election at the Annual Meeting. The accompanying proxy will be voted for this nominee, except where you indicate otherwise or authority to so vote is withheld. Should Mr. Kapor be unable to serve, the proxy will be voted for such person as is designated by the Board of Directors.

NOMINEE FOR DIRECTOR

     MITCHELL KAPOR has been a director of the Company since October 1995. From 1990 to 1993, Mr. Kapor was President, from 1993 to 1995 he was Chairman and from 1995 to 1996 he was a director, of the Electronic Frontier Foundation, a nonprofit public Internet organization that he co-founded in 1990. Mr. Kapor designed Lotus 1-2-3, and founded Lotus Development Corporation in 1982 and served as its President and Chief Executive Officer from April 1982 to July 1986. Mr. Kapor holds a B.A. in Cybernetics from Yale University and an M.A. in Psychology from Beacon College. Age 47.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEE NAMED IN PROPOSAL 1.

                               BOARD OF DIRECTORS

     The business of the Company is managed under the direction of a Board of Directors, which is divided into three classes, each class as nearly equal in number of directors as possible. The Board of Directors has determined that the Board of Directors shall be composed of seven directors. Four directors currently serve on the Board, with three vacancies currently existing. Mitchell Kapor is the Class 1 director, whose term expires at the Annual Meeting, Bruce Jacobsen and James Breyer are the Class 2 directors, whose terms expire at the annual shareholders meeting in 1999, and Robert Glaser is the Class 3 director, whose term expires at the annual shareholders meeting in 2000. Commencing with the Annual Meeting, each newly elected director shall serve for a term ending at the third annual shareholders meeting following election of such director. The Board of Directors has responsibility for establishing broad corporate policies and for the overall performance of the Company. It is not, however, involved in operating details on a day-to-day basis.

CONTINUING DIRECTORS -- NOT STANDING FOR ELECTION THIS YEAR

     The following individuals are the Class 2 directors:

     BRUCE JACOBSEN has served as President and Chief Operating Officer of the Company since February 1996 and as a director since July 1997. From April 1995 to February 1996, Mr. Jacobsen was Chief Operating Officer of Dreamworks Interactive, a joint venture between Microsoft and Dreamworks SKG, a partnership among Steven Spielberg, Jeffery Katzenberg and David Geffen. From August 1986 to April 1995, Mr. Jacobsen was employed at Microsoft in a number of capacities, including General Manager of the Kids/Games business unit. Mr. Jacobsen graduated summa cum laude with Honors from Yale University and holds an M.B.A. from Stanford University. Age 38.

     JAMES BREYER has been a director of the Company since October 1995. Mr. Breyer has served as a Managing Partner of Accel Partners L.P. in Palo Alto/San Francisco since November 1995 and as a general partner from 1990 to 1995. At Accel Partners L.P., Mr. Breyer has sponsored investments in over a dozen companies that have completed public offerings or successful mergers. Previously, Mr. Breyer was a management consultant at McKinsey & Company, Inc. and worked in product management and marketing at Apple Computer, Inc. and Hewlett-Packard Corporation. Mr. Breyer holds a B.S. from Stanford University and an M.B.A. from Harvard University, where he was named a Baker Scholar. Age 36.

     The following individual is the Class 3 director:

     ROBERT GLASER has served as Chairman of the Board, Chief Executive Officer and Treasurer of the Company since its inception in February 1994, and as Secretary from March 1995 to April 1998. Mr. Glaser also serves as the Company's Policy Ombudsman, with the exclusive authority to adopt or change the editorial policies of the Company as reflected on the Company's Web sites or other communications or media in which the Company has a significant editorial or media voice. From 1983 to 1993, Mr. Glaser was employed at Microsoft, most recently as Vice President of multimedia and consumer systems, where he focused on the development of new businesses related to the convergence of the computer, consumer electronics and media industries. Mr. Glaser holds a B.A. and an M.A. in Economics and a B.S. in Computer Science from Yale University. Age 36.

MEETINGS OF THE BOARD

     The Board meets on a regularly scheduled basis during the year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between regularly scheduled meetings. The full Board of Directors met ten times during the Company's fiscal year ended December 31, 1997, including action taken by unanimous written consent on two occasions. No incumbent member attended fewer than 75% of the total number of meetings (including consents) of the Board of Directors and of any Board committees of which he was a member during that fiscal year.

COMPENSATION OF DIRECTORS

     Directors of the Company do not receive cash compensation for their services as directors or members of committees of the Board of Directors, but are reimbursed for their reasonable expenses incurred in attending Board of Directors or Committee meetings.

COMMITTEES OF THE BOARD

     Committees of the Board consist of an Audit Committee, a Compensation Committee, a Strategy Committee, a Strategic Transactions Committee and a Nominating Committee. The Audit Committee, which was created in July 1997 and is currently composed of Messrs. Breyer, Jacobsen and Kapor, reviews the Company's internal accounting procedures and consults with and reviews the services provided by the Company's independent auditors. The Audit Committee did not meet during the fiscal year ended December 31, 1997. The Compensation Committee, which was created in July 1997 and is currently composed of Messrs. Breyer, Glaser and Kapor, reviews and recommends to the Board the compensation and benefits to be provided to the Company's officers and reviews general policy matters relating to employee compensation and benefits. The Compensation Committee did not meet during the fiscal year ended December 31, 1997. The Strategy Committee, which was created in July 1997 and is currently composed of Messrs. Breyer, Glaser, Jacobsen and Kapor, makes recommendations to the Board of Directors regarding the overall strategic goals of the Company and reviews significant business transactions that affect the future strategic direction of the Company. The Strategy Committee met two times during the fiscal year ended December 31, 1997. The approval of the Strategic Transactions Committee, which was created in January 1998 and is currently composed of Messrs. Glaser, Breyer and Kapor, is required before the Board of Directors may (i) adopt a plan of merger, (ii) authorize the sale, lease, exchange or mortgage of (A) assets representing more than 50% of the book value of the Company's assets prior to the transaction or (B) any other asset or assets on which the long-term business strategy of the Company is substantially dependent, (iii) authorize the Company's voluntary dissolution or (iv) take any action that has the effect of clauses (i) through (iii). The Nominating Committee, which was created in January 1998 and is currently composed of Messrs. Glaser, Jacobsen and Breyer, searches for and recommends to the Board potential nominees for Board positions and makes recommendations to the Board regarding size and composition of the Board.

     Any shareholder recommendations for nominations to the Board of Directors for consideration by the Nominating Committee for the 1999 Annual Meeting should be forwarded to Mr. Glaser, Chairman, Nominating Committee, RealNetworks, Inc., 1111 Third Avenue, Suite 2900, Seattle, Washington 98101, so as to be received no later than December 24, 1998.

CONTRACTUAL ARRANGEMENTS

     Under a voting agreement (the "Voting Agreement") entered into in September 1997 among the Company, Accel IV, L.P. ("Accel IV") and Messrs. Jacobsen, Kapor and Glaser, each of Accel IV and Messrs. Jacobsen and Kapor have agreed to vote all shares of stock of the Company owned by them to elect Mr. Glaser to the Board of Directors of the Company in each election in which he is a nominee. The obligations under the Voting Agreement terminate with respect to shares transferred by the parties thereto. The Voting Agreement terminates on the death of Mr. Glaser.

     Pursuant to the terms of an agreement entered into in September 1997 among the Company and Mr. Glaser, the Company has agreed to use its best efforts, so long as Mr. Glaser owns a specified number of shares, to be nominated to, elected to, and not removed from, the Board of Directors.

                    VOTING SECURITIES AND PRINCIPAL HOLDERS

OWNERSHIP INFORMATION

     The following table sets forth, as of April 1, 1998, certain information regarding beneficial ownership of the Common Stock (a) by each person known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, (b) by each director and nominee for director, (c) by the Chief Executive Officer and the Company's four most highly compensated executive officers other than the Chief Executive Officer for the fiscal year ended December 31, 1997 (the "Named Executive Officers"), and (d) by all of the Company's executive officers and directors as a group. Unless otherwise noted, the named beneficial owner has sole voting and investment power.

                                                  NUMBER OF             PERCENT OF
                                            SHARES OF COMMON STOCK     COMMON STOCK
   NAME AND ADDRESS OF BENEFICIAL OWNER     BENEFICIALLY OWNED(1)     OUTSTANDING(2)
   ------------------------------------     ----------------------    --------------
Accel IV L.P..............................         2,579,558(3)             9.0%
  c/o Accel Partners L.P.
  One Embarcadero Center
  Suite 3820
  San Francisco, CA 94111
Mitchell Kapor............................         2,238,865(4)             7.8
  Kapor Enterprises, Inc.
  238 Main Street
  Cambridge, MA 02142
Robert Glaser.............................        14,082,871(5)            49.0
  c/o RealNetworks, Inc.
  1111 Third Avenue
  Suite 2900
  Seattle, WA 98101
James W. Breyer...........................         2,579,558(6)             9.0
Bruce Jacobsen............................           729,123(7)             2.5
John Atcheson.............................            20,100(8)               *
James Higa................................            23,000(9)               *
Len Jordan................................            30,300(10)              *
All directors and executive officers as a
  group
  (15 persons)(11)........................        20,916,196               70.2%

---------------
  *  Less than 1%.

 (1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission (the "SEC") and includes shares over which the beneficial owner exercises voting or investment power. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of April 1, 1998 are deemed outstanding for the purpose of computing the percentage ownership of the person holding the options or warrants, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated, and subject to community property laws where applicable, the Company believes, based on information provided by such persons, that the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

 (2) Excludes 3,338,374 shares of Special Common Stock owned by Microsoft Corporation ("Microsoft"). Shares of Special Common Stock have rights identical to the Common Stock, except that shares of Special Common Stock do not have the right to vote, unless required by applicable law. The Special

     Common Stock converts automatically into Common Stock on a bona fide sale to a purchaser who is not an affiliate of the holder. Assuming the resale of all shares of Special Common Stock (and no changes in beneficial ownership of the persons listed below), the resulting ownership percentages for the other shareholders listed in the table would be as follows: Accel IV -- 8.0%, Mr. Kapor -- 7.0%, Mr. Glaser -- 43.9%, Mr. Jacobsen -- 2.2%,
     Mr. Breyer -- 8.0%, Mr. Jordan -- .1%, Mr. Atcheson -- .1% and Mr.
     Higa -- .1%, and all directors and executive officers as a group -- 63.2%.

 (3) Includes 2,348,588 shares owned by Accel IV L.P., 48,587 shares owned by Accel Keiretsu L.P., 102,066 shares owned by Accel Investors '95 L.P., 56,482 shares owned by Ellmore C. Patterson Partners, 15,502 shares owned by Accel Japan L.P., 7,170 shares owned by Accel Investors '93 L.P. and 1,163 shares owned by Prosper Partners (together the "Accel Group").

 (4) Includes 19,920 shares of Common Stock issuable on exercise of a warrant.

 (5) Includes 687,500 shares of Common Stock owned by the Glaser Family Foundation.

 (6) Mr. Breyer may be deemed to be the beneficial owner of the 2,579,558 shares of Common Stock beneficially owned by the Accel Group because he is a general partner of Accel Partners L.P., which is the general partner of Accel IV L.P. Mr. Breyer disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. See footnote (3) above.

 (7) Includes 550,873 shares of Common Stock issuable upon exercise of options exercisable within 60 days of April 1, 1998.

 (8) Includes 20,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days of April 1, 1998.

 (9) Includes 500 shares of Common Stock held by Mr. Higa's spouse and 22,500 shares of Common Stock issuable on exercise of options exercisable within 60 days of April 1, 1998.

(10) Includes 30,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days of April 1, 1998.

(11) Includes an aggregate of 987,763 shares and 19,920 shares of Common Stock issuable upon exercise of options and warrants, respectively, that are exercisable within 60 days of April 1, 1998.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of ownership and changes of ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all such reports they file.

     Based solely on its review of the copies of such reports received by the Company, and on written representations by the Company's officers and directors regarding their compliance with the applicable reporting requirements under
Section 16(a) of the Exchange Act, the Company believes that, with respect to its fiscal year ended December 31, 1997, all of the Company's officers and directors, and all of the persons known to the Company to own more than ten percent of its Common Stock, complied with all such reporting requirements.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee is currently composed of Messrs. Glaser, Breyer and Kapor. Mr. Glaser is the Chairman of the Board, Chief Executive Officer and Treasurer of the Company. During the 1997 fiscal year, Mr. Glaser participated in deliberations of the Board of Directors concerning executive officer compensation, excluding those concerning the compensation of the Chief Executive Officer. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee. In addition, no interlocking relationship exists between any member of the

Company's Compensation Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past.

CERTAIN TRANSACTIONS

     Microsoft Corporation. Microsoft is the beneficial owner of 3,338,374 shares of Special Common Stock of the Company. The Company and Microsoft entered into an agreement in June 1997 pursuant to which the Company granted Microsoft a nonexclusive license to its Standard Code, which is comprised of certain substantial elements of the source code of the Company's RealAudio/RealVideo Version 4.0 technology included in its basic RealPlayer and substantial elements of its EasyStart Server (currently known as the Basic Server) and related Company trademarks. Under the agreement, Microsoft may sublicense its rights to the Standard Code to third parties under certain circumstances. On two occasions during the first two years following delivery under the agreement, Microsoft may acquire for $25 million and $35 million, respectively, a nonexclusive license to subsequently developed versions of the Standard Code, products based on which are currently distributed to end users by the Company at no charge. If the Company elects in its sole discretion to grant an Event License (as defined in the agreement), the agreement provides for a full refund of each license fee during the first year, declining to 0% over the following two years. The Company may not assign its obligations under the agreement without Microsoft's consent, and a merger, the sale of substantially all of the Company's assets and certain other events will be deemed to be an assignment under the agreement. Microsoft is obligated to distribute the Company's RealPlayer Version 4.0 for a defined term as long as the Company's player supports certain Microsoft architectures. The Company also agreed to work with Microsoft and several other companies to author and promote Active Streaming Format as a standard file format for streaming media. The agreement also requires the Company to provide Microsoft with engineering consultation services, certain error corrections and certain technical support over a defined term. In connection with the agreement, Microsoft purchased 3,338,374 shares of nonvoting Series E Preferred Stock (now Special Common Stock) at $8.99 per share for approximately $30,000,000. Microsoft also received a warrant to purchase 3,709,305 shares of Series E Preferred Stock (now Special Common Stock), which warrant was not exercised prior to, and terminated on, closing of the Company's initial public offering on November 26, 1997. Subsequent to the investment, at Microsoft's request, the Board of Directors agreed to adopt, and recommended to the shareholders, an amendment to the Company's Articles of Incorporation providing for the automatic conversion of shares of Special Common Stock into shares of Common Stock on a bona fide sale to a purchaser who is not an affiliate of the holder. In connection with its equity investment, Microsoft also granted a limited proxy to the Company.

                           COMPENSATION AND BENEFITS

EXECUTIVE OFFICER COMPENSATION

     COMPENSATION SUMMARY. The following table sets forth information regarding compensation earned during the Company's fiscal year ended December 31, 1997, and during the preceding fiscal year, by the Named Executive Officers.

                           SUMMARY COMPENSATION TABLE

                                                                   LONG-TERM
                                                                  COMPENSATION
                                                                  ------------
                                                                   SECURITIES
                                          ANNUAL COMPENSATION      UNDERLYING
          NAME AND             FISCAL   -----------------------      STOCK           ALL OTHER
     PRINCIPAL POSITION         YEAR    SALARY($)(1)   BONUS($)    OPTIONS(#)    COMPENSATION($)(2)
     ------------------        ------   ------------   --------   ------------   ------------------
Robert Glaser................   1997      $100,000     $    --            --          $    --
  Chairman of the Board,        1996       100,000          --            --               --
  Chief Executive Officer and
  Treasurer
Bruce Jacobsen...............   1997       135,000          --       974,367               --
  President and Chief           1996       118,158          --     1,176,367               --
  Operating Officer
Len Jordan...................   1997       100,480      20,000       150,000              775
  Senior Vice President --      1996            --          --            --               --
  Media Systems
John Atcheson................   1997        98,910      35,000       100,000            1,674
  Vice President --             1996            --          --            --               --
  Media Publishing
James Higa...................   1997        77,471      42,500       110,000           37,729
  Vice President --             1996        27,778          --        75,000           26,533
  Asia/Rest of World

---------------
(1) The current annual salaries for Messrs. Glaser, Jacobsen, Jordan, Atcheson and Higa are $100,000, $135,000, $110,000, $100,000 and $100,000,
    respectively.

(2) With respect to Messrs. Jordan and Atcheson, constitutes amounts reimbursed as moving expenses; with respect to Mr. Higa, constitutes (i) rental fees and leasehold deposit for principal residence in 1996, and (ii) rental fees for principal residence and transportation allowance in 1997.

     OPTION GRANTS. The following table shows information concerning stock options granted to the Named Executive Officers during the Company's fiscal year ended December 31, 1997.

                             OPTION GRANTS IN 1997

                                                                                   POTENTIAL REALIZABLE
                                          INDIVIDUAL GRANTS                          VALUE AT ASSUMED
                       --------------------------------------------------------      ANNUAL RATES OF
                       NUMBER OF      PERCENT OF                                       STOCK PRICE
                       SECURITIES   TOTAL OPTIONS                                    APPRECIATION FOR
                       UNDERLYING     GRANTED TO       EXERCISE                       OPTION TERM(1)
                        OPTIONS      EMPLOYEES IN        PRICE       EXPIRATION   ----------------------
        NAME           GRANTED(#)    FISCAL YEAR     ($ PER SHARE)      DATE         5%          10%
        ----           ----------   --------------   -------------   ----------   ---------   ----------
Robert Glaser........        --           --                --               --   $     --    $       --
Bruce Jacobsen.......        --           --                --               --         --            --
Len Jordan...........   150,000          4.1             $1.50        1/20/2017    371,992     1,288,687
John Atcheson........   100,000          2.7             $1.50         1/6/2017    247,995       859,125
James Higa...........    35,000          1.0             $7.25         9/5/2017    419,524     1,453,353

---------------
(1) Based upon the market price on the date of grant and assumed appreciation over the term of the options at the respective annual rates of stock appreciation shown. These amounts are not intended to forecast possible future appreciation, if any, in the market price of the Company's Common Stock.

     OPTION EXERCISES. The following table shows information concerning stock options exercised by the Named Executive Officers during the Company's fiscal year ended December 31, 1997, including the aggregate value of any gains realized on such exercise. The table also shows information regarding the number and value of unexercised in-the-money options held by the Named Executive Officers at the end of that fiscal year.

   AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1997 AND FISCAL YEAR-END OPTION
                                     VALUES

                                                   NUMBER OF SECURITIES
                                                  UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                  OPTIONS AT FISCAL YEAR         IN-THE-MONEY OPTIONS
                         SHARES       VALUE               END(#)               AT FISCAL YEAR-END($)(2)
                       ACQUIRED ON   REALIZED   ---------------------------   ---------------------------
        NAME           EXERCISE(#)    ($)(1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
        ----           -----------   --------   -----------   -------------   -----------   -------------
Robert Glaser........         --     $     --          --             --      $       --     $       --
Bruce Jacobsen.......    202,000      662,600     362,655        611,712       4,959,307      8,365,162
Len Jordan...........         --           --          --        150,000              --      1,856,250
John Atcheson........         --           --          --        100,000              --      1,237,500
James Higa...........         --           --      15,000         95,000         195,375      1,013,375

---------------
(1) Represents the aggregate fair market value on the respective dates of exercise of the shares of Common Stock received on exercise of the options, less the aggregate exercise price of the options.

(2) Represents the aggregate fair market value on December 31, 1997, of the shares of Common Stock subject to outstanding options, less the aggregate exercise price of the options.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

  Compensation Philosophy

     The Compensation Committee of the Board of Directors (the "Committee") consists of two non-employee directors and the Company's Chief Executive Officer and Chairman of the Board. The Committee works with management to establish the general compensation policies and programs for the Company's executive officers, including the determination of salaries and the granting of stock options. In establishing executive compensation, the Committee is guided by the following principles: (i) the total compensation for executive officers should be sufficiently competitive with the compensation paid by other high-growth companies in the software industry for officers in comparable positions so that the Company can attract and retain highly qualified executives; (ii) individual compensation should include components that reflect the financial performance of the Company and the performance of the individual; (iii) each executive officer will have clear goals and accountability with regard to corporate performance; and (iv) pay incentives should be aligned with the long-term interests of the Company's shareholders.

     The Company's executive compensation program is designed to align executive compensation with the Company's business objectives and the executive's individual performance, and to enable the Company to attract, retain and reward executive officers who contribute, and are expected to continue to contribute, to the Company's long-term success. The Compensation Committee believes that executive compensation should be designed to motivate executives to increase shareholder value, and further believes that executive officers can best increase shareholder value by conceiving, developing and positioning the best products in the Company's chosen markets.

     Each executive officer's performance for the past fiscal year and objectives for the current year are reviewed, together with the executive officer's responsibility level and the Company's fiscal performance versus objectives and potential performance targets for the current year. When salaries and stock option awards are established for executive officers, the following criteria are considered: (i) the individual's performance during the past year and recent quarters; (ii) with respect to executive officers whose primary responsibilities are in the area of sales, the Company's financial performance during the past year and recent quarters; and (iii) the salaries of executive officers in similar positions of companies of comparable size in the same geographic region and other companies within the computer software industry. With respect to executive officers other than the Chief Executive Officer, the recommendations of the Chief Executive Officer are taken into consideration when executive compensation is determined. The method for determining compensation varies from case to case based on a discretionary and subjective determination of what is appropriate at the time.

     In the fiscal year ended December 31, 1997, the relationship between the Company's financial performance and executive compensation was primarily through long-term incentives consisting of stock options. In addition, executives whose primary responsibilities are in the area of sales had a component of their cash compensation tied to the Company's revenues.

     The Company's Human Resources department obtains executive compensation data from salary surveys that reflect a peer group of other high technology companies, including high technology companies of similar size that are located in the same geographic region, and considers this data in establishing employment offers to and compensation increases for executive officers.

  Components of Compensation

     The key elements of the Company's executive compensation program are base salary and long-term incentive compensation in the form of stock option awards. These elements are addressed separately.

     Quantitative methods or mathematical formulas are not used exclusively in setting any element of compensation. In determining each component of compensation, all elements of an executive officer's total compensation package are considered, including insurance and other benefits.

     Base Salaries. Base salaries for executive officers are determined by reviewing the salaries for comparable positions in high-growth companies in the Company's industry and geographic region, the historical compensation levels of the Company's executives and the executive's individual performance in the preceding year. Base salaries are adjusted from time to time to recognize various levels of responsibility, individual performance and internal equity issues. Each executive officer's base salary is reviewed annually. The Company's Human Resources Department obtains executive salary data by utilizing the services of a consulting firm, which in turn utilizes various national and regional executive compensation surveys for evaluation.

     In addition, executive officers whose primary responsibilities are in the area of sales are entitled to receive commissions based primarily on the Company's revenues or a specific portion of revenues and performance-based management business incentives.

     Long-Term Incentives. In keeping with the Company's philosophy of providing a total compensation package that includes at-risk components of pay, long-term incentives consisting of stock option grants are an important component of an executive's total compensation package. These incentives are designed to motivate and reward executives for maximizing shareholder value and encourage the long-term employment of key employees.

     When stock options are granted to executive officers, the executives' levels of responsibility, prior experience, individual performance criteria, previous stock option grants and compensation practices at similar companies in the Company's industry are considered in evaluating total compensation. The size of stock option grants is generally intended to reflect an executive's position with the Company and his or her contributions to the Company, and as a result, the number of shares underlying stock option awards varies. Options generally have a five-year vesting period to encourage key employees to continue in the Company's employ. In 1997, a total of 485,000 options were granted to new executive officers and a total of 120,000 options were granted to existing executive officers as a group.

     Because all of the above grants were made at option prices equal to the fair market value of the Common Stock on the dates of grant, the stock options have value only if the stock price appreciates from the value on the date the options were granted. The use of stock options is intended to focus executives on enhancing shareholder value over the long-term and to encourage equity ownership in the Company.

  Other Executive Compensation

     Subject to certain restrictions, the Company provides programs to executive officers that are also available to other Company employees, including a 401(k) plan, an employee stock purchase program permitting employees to purchase shares of the Company's Common Stock at a discount, a transportation subsidy, medical and dental benefits, and a Section 125 plan.

  Compensation of the Chief Executive Officer

     The Company's Chief Executive Officer, Mr. Glaser, does not participate in Committee discussions concerning, nor does he act as a Committee member with respect to, matters related to the compensation of the Chief Executive Officer. The compensation for the Company's Chief Executive Officer is determined on the same policies and criteria as the compensation for the other executive officers. The Committee recognizes that Mr. Glaser is the Company's founder and is also one of its largest shareholders. Because of his large share ownership, to date Mr. Glaser has not received any stock option grants.

     Mr. Glaser's compensation was not increased during the fiscal year ended December 31, 1997.

  Policy With Respect to the $1 Million Deduction Limit

     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally limits the federal corporate income tax deduction for compensation paid to executive officers named in the summary compensation table in the proxy statement of a public company to $1 million, unless the compensation is "performance-based compensation" or qualifies under certain other exceptions. The Committee intends to qualify executive compensation for deductibility under
Section 162(m) to the extent consistent with the best interests of the Company. Since corporate objectives may not always be consistent with the requirements for full deductibility, it is conceivable that the Company may enter into compensation arrangements in the future involving payments that are not deductible under Section 162(m).

     The Compensation Committee does not expect cash compensation in 1998 to its Chief Executive Officer or any other executive officer to exceed $1 million.

  Conclusion

     The Committee believes these executive compensation policies and programs serve the interests of shareholders and the Company effectively. The various pay vehicles offered are appropriately balanced to provide increased motivation for executives to contribute to the Company's overall long-term success, thereby enhancing the value of the Company for the shareholders' benefit.

                                          The Compensation Committee of the
                                          Board of Directors

                                          James W. Breyer
                                          Robert Glaser
                                          Mitchell Kapor

COMPARATIVE PERFORMANCE GRAPH

     Set forth below is a graph comparing the cumulative total return to shareholders on the Company's Common Stock with the cumulative total return of the Nasdaq Composite Index and the Hambrecht & Quist Technology Index for the period beginning on November 21, 1997, the date of the Company's initial public offering, and ended on December 31, 1997.

  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG REALNETWORKS, INC. COMMON STOCK,
              NASDAQ COMPOSITE INDEX AND THE H&Q TECHNOLOGY INDEX

        MEASUREMENT PERIOD           'REALNETWORKS,     NASDAQ COMPOSITE     H&Q TECHNOLOGY
      (FISCAL YEAR COVERED)               INC.'               INDEX               INDEX
11/21/97                                   100                 100                 100
12/3/97                                    126                 100                  99
12/17/97                                   128                  95                  92
12/31/97                                   111                  97                  93

                                  NOVEMBER 21,    DECEMBER 3,    DECEMBER 17,    DECEMBER 31,
                                      1997           1997            1997            1997
                                  ------------    -----------    ------------    ------------
RealNetworks, Inc.                    $100           $126            $128            $111
Nasdaq Composite Index                 100            100              95              97
H&Q Technology Index                   100             99              92              93

     The total return on the Company's Common Stock and each index assumes the value of each investment was $100 on November 21, 1997, and that all dividends were reinvested, although dividends have not been declared on the Company's Common Stock. Return information is historical and not necessarily indicative of future performance.

              PROPOSAL 2 -- AMENDMENT TO THE AMENDED AND RESTATED
                             1996 STOCK OPTION PLAN

     The Company's 1996 Stock Option Plan (as amended and restated, the "1996 Plan") was originally adopted by the Board of Directors in February 1996, and was approved by the Company's shareholders in September 1997. The 1996 Plan provides for the grant of incentive and nonqualified options to purchase up to an aggregate of 9,839,836 shares of Common Stock to employees, officers, directors, consultants and independent contractors of the Company or any of its affiliates (the "Initial Option Amount"). The Initial Option Amount can be increased to up to 11,114,559 shares after taking into account 1,274,723 shares of Common Stock subject to options outstanding under the Company's 1995 Stock Option Plan (the "1995 Plan") on April 1, 1998, to the extent that such options terminate without having been exercised in full. The Board of Directors has adopted a resolution recommending that the shareholders approve an amendment to the 1996 Plan that would increase by 2,500,000 the number of shares that may be issued under the 1996 Plan. The purpose of the 1996 Plan is to promote the Company's success by aligning employee financial interests with long-term shareholder value. The Board believes that the number of shares remaining available for issuance will be insufficient to achieve the purpose of the 1996 Plan over the term of such plan unless the additional shares are authorized. A copy of the proposed 1996 Plan, as amended, may be obtained upon written request to the Company's Investor Relations Department at the address listed on page 17 of this Proxy Statement. A copy of the 1996 Plan (without the proposed amendment) is attached as Appendix A to this Proxy Statement.

                          DESCRIPTION OF THE 1996 PLAN

     The following is a summary of the principal provisions of the 1996 Plan, and is subject to and qualified by reference to the 1996 Plan.

     PURPOSE. The purpose of the 1996 Plan is to enhance the long-term profitability and shareholder value of the Company by offering an opportunity to invest in the capital stock of the Company to those employees, officers, consultants and agents of the Company and its subsidiaries who are key to the growth and success of the Company, to encourage them to continue to provide services to the Company and its subsidiaries and to encourage them to acquire and maintain stock ownership in the Company.

     ADMINISTRATION. The 1996 Plan is administered by a committee or committees of the Board of Directors (the "Administrative Committee"). All members of the Administrative Committee serve at the discretion of the Board of Directors. The Administrative Committee is authorized to administer and interpret the 1996 Plan, subject to its express provisions, and to make all determinations necessary or advisable for the administration of the 1996 Plan.

     The 1996 Plan provides that the Board of Directors may delegate to an Executive Officer (as defined in the 1996 Plan) the authority to determine from time to time the eligible participants to whom stock options ("Options") are to be granted, the number of shares of Common Stock for which Options are exercisable and the purchase price of such shares, and all other terms and conditions of the Options; provided, however, that (i) the authority delegated to such Executive Officer shall not exceed that of the Administrative Committee with respect to the 1996 Plan, (ii) the Executive Officer may not be delegated authority to grant Options to executive officers or directors of the Company,
(iii) the purchase price of each share of Common Stock under an Option may not be less than the fair market value of such share on the date of grant of the Option, and (iv) the Executive Officer shall promptly provide a report to the Administrative Committee of each person to whom an Option has been granted and the material terms and conditions of the Option.

     SHARES SUBJECT TO THE 1996 PLAN. The number of shares of Common Stock subject to the 1996 Plan as of April 1, 1998 (assuming the increase of 2,500,000 shares and including the number of shares that become available for issuance under the 1995 Plan) was 12,339,836, except that any shares of Common Stock that, subsequent to April 1, 1998, become available for issuance under the 1995 Plan in accordance with its terms as in effect on such date and that are not issued under the 1995 Plan shall be added to the aggregate number of shares available for issuance under the 1996 Plan. Any unpurchased shares of Common Stock subject to Options granted under the 1996 Plan that expire or terminate without shares of Common Stock having been issued in connection therewith may be used for subsequent grants under the 1996 Plan. As of April 1, 1998, 6,177,691 shares of Common Stock were issuable pursuant to stock options outstanding under the 1996 Plan and 3,138,092 shares of Common Stock were available for stock option grants.

     LIMITATIONS. Subject to adjustment from time to time, not more than one million shares of Common Stock may be made subject to one or more Options granted during any calendar year under the 1996 Plan to any Eligible Participant (as defined in the 1996 Plan).

     PERSONS WHO MAY PARTICIPATE. Options may be granted under the 1996 Plan to those officers, directors, employees and consultants of the Company and its subsidiaries as the Administrative Committee from time to time selects; provided, however, that incentive stock options may only be granted to employees.

     TYPES OF OPTIONS. Options granted under the 1996 Plan may be incentive stock options ("ISOs") that are intended to meet all of the requirements of an "Incentive Stock Option" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or nonqualified stock options ("NSOs"). Each Option granted under the 1996 Plan must be evidenced by an agreement (an "Agreement") duly executed on behalf of the Company. Each Agreement will comply with and be subject to the terms and conditions of the 1996 Plan. Any Agreement may contain such other terms, provisions and conditions not inconsistent with the 1996 Plan as may be determined by the Administrative Committee.

     TERMS AND CONDITIONS OF OPTIONS. The price at which shares may be purchased upon exercise of an Option shall be fixed by the Administrative Committee and may be more than, less than or equal to the Fair Market Value of the Common Stock as of the date the Option is granted; provided, however, that the purchase price of an ISO shall be (a) at least 110% of the Fair Market Value as of the date of the grant of the Common Stock subject thereto, if the ISO is being granted to a shareholder who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company, and (b) at least 100% of the Fair Market Value as of the date of grant of the Common Stock subject thereto, if the ISO is being granted to any other person. For purposes of the 1996 Plan, "Fair Market Value" means the last sale price of the Common Stock as reported by the Nasdaq National Market for a single trading day. As of April 1, 1998, the closing market price for the Common Stock as reported by the Nasdaq National Market was $32.625 per share. The method or methods of payment of the purchase price for the shares to be purchased upon exercise of an Option shall be determined by the Administrative Committee and may consist of (i) cash, (ii) check, (iii) promissory note, (iv) whole shares of Common Stock already owned by the Option holder, (v) the withholding of shares of Common Stock issuable upon exercise of the Option, (vi) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, (vii) any combination of the foregoing methods of payment, or (viii) such other consideration and method of payment as may be permitted for the issuance of shares under applicable securities and other laws. The permitted methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the Option Agreement evidencing the Option and may be subject to such conditions as the Administrative Committee deems appropriate. The optionee must pay to the Company applicable withholding taxes upon exercise of the Option as a condition to receiving the stock certificates. The Option term and vesting schedule, if any, will be fixed by the Administrative Committee. Options generally will be exercisable for one year after termination of services as a result of disability or death and for three months after all other terminations. An Option will not be exercisable if the optionee's services are terminated for "cause," as defined in the 1996 Plan.

     AMENDMENT. Prior to February 16, 2006, the Administrative Committee may from time to time suspend or discontinue the 1996 Plan, or modify or amend the 1996 Plan in such respects as it shall deem advisable; provided, however, that any such modification or amendment shall comply with all applicable laws and stock exchange listing requirements, and when required by law, any such modification or amendment shall be subject to approval by the Company's shareholders. No termination, modification or amendment of the 1996 Plan may adversely affect the rights of the holder of an outstanding Option in any material way unless the holder of the Option consents thereto. With the consent of the holder of an Option, and subject to the terms and conditions of the 1996 Plan, the Administrative Committee may amend outstanding Stock Option

Agreements with any Option holder, including, without limitation, any amendment that would (i) accelerate the time or times at which the Option may be exercised, and/or (ii) extend the scheduled expiration date of the Option.

     ADJUSTMENTS. If the Company subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock dividend, stock split, reclassification or otherwise) or combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock (by reverse stock split, reclassification or otherwise), or if the Administrative Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the 1996 Plan, the Administrative Committee shall, in its sole discretion and in such manner as it may deem equitable and appropriate, make adjustments to any or all of (a) the number and kind of shares with respect to which Options may thereafter be granted under the 1996 Plan; (b) the number and kind of shares subject to outstanding Options; and (c) the purchase price under outstanding Options.

     NONTRANSFERABILITY. Unless the Administrative Committee determines otherwise at the time an Option is granted, an Option shall not be transferable other than by will or the laws of descent and distribution. Options may be exercised during the lifetime of the Option holder only by such Option holder (or his or her court appointed legal representative). After an Option is granted, the Administrative Committee may release in whole or in part these restrictions on transferability at any time by giving written notice to the Option holder.

     REPURCHASE RIGHT. If so specified by the Administrative Committee at the time an Option is granted, the Company shall have the right, but shall not be required, to repurchase from the Option holder all or part of the shares of Common Stock that the Option holder acquires upon the exercise of the Option, and any other shares of Common Stock acquired with respect to such shares. Such right shall be exercisable at any time during the period of ninety (90) days commencing on the date of termination of the Option holder's employment with the Company or any of its affiliates for "cause," as defined in the 1996 Plan. The price at which the shares to be repurchased by the Company upon exercise of its right of repurchase shall be the fair market value of the Common Stock as of the effective date of the repurchase. Any right of repurchase of the Company shall terminate upon the occurrence of a Control Purchase or an Approved Transaction, each as defined in the 1996 Plan, other than an Approved Transaction in connection with which the Administrative Committee determines that Options otherwise subject to such right of repurchase will not vest or become exercisable on an accelerated basis and/or will not terminate if not exercised prior to consummation of the Approved Transaction.

     ACCELERATION. Each outstanding Option under the 1996 Plan shall become exercisable in full in respect of the aggregate number of shares covered thereby, notwithstanding any contrary vesting schedule in the Option Agreement evidencing the Option (except to the extent the Option Agreement expressly provides otherwise), in the event of (a) any merger, consolidation or binding share exchange pursuant to which shares of Common Stock are changed or converted into or exchanged for cash, securities or other property, other than any such transaction in which the persons who hold Common Stock immediately prior to the transaction have immediately following the transaction the same proportionate ownership of the common stock of, and the same voting power with respect to, the surviving corporation; (b) any merger, consolidation or binding share exchange in which the persons who hold Common Stock immediately prior to the transaction have immediately following the transaction less than a majority of the combined voting power of the outstanding capital stock of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors; (c) any liquidation or dissolution of the Company;
(d) any sale, lease, exchange or other transfer not in the ordinary course of business (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or (e) any transaction (or series of related transactions), consummated without the approval or recommendation of the Board, in which (i) any person, corporation or other entity (excluding the Company and any employee benefit plan sponsored by the Company) purchases any Common Stock (or securities convertible into Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, or (ii) any person, corporation or other entity (excluding the Company and any employee benefit plan sponsored by the Company) becomes the direct or indirect beneficial owner of securities of the Company representing fifty percent (50%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors.

     FEDERAL TAX CONSEQUENCES. The federal income tax consequences to the Company and to any person granted an Option under the 1996 Plan under the applicable provisions of the Code and the regulations thereunder are substantially as follows:

     NSOS. No income will be recognized by an Option recipient upon the grant of an NSO. On the exercise of an NSO, the optionee will generally have ordinary income in an amount equal to the excess of the fair market value of the shares acquired over the exercise price. The income recognized by an optionee who is also an employee of the Company will be subject to tax withholding. Upon a later sale of such shares, the optionee will have capital gain or loss in an amount equal to the difference between the amount realized on such sale and the tax basis of the shares sold.

     The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of an NSO.

     ISOS. No income will be recognized by an Option recipient upon the grant of an ISO. Also, the optionee will recognize no income at the time of exercise (although the optionee will have income for alternative minimum income tax purposes at that time as if the option were an NSO) and no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the option. If the acquired shares are sold or exchanged after the later of (a) one year from the date of exercise of the options and (b) two years from the date of grant of the option, the difference between the amount realized by the optionee on that sale or exchange and the option price will be taxed to the optionee as a capital gain or loss. If the shares are disposed of before such holding period requirements are satisfied, then the optionee will have ordinary income in the year of disposition equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the Option exercise or the sale of the stock and the optionee will have capital gain or loss in an amount equal to the difference between (i) the amount realized by the optionee upon that disposition of the shares and (ii) the option price paid by the optionee increased by the amount of ordinary income, if any, so recognized by the optionee. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee if the shareholder fails to satisfy the ISO holding period requirements.

     The foregoing is only a summary of the effects of federal income taxation upon the optionee and the Company with respect to the grant and exercise of Options under the 1996 Plan, such summary does not purport to be complete and references should be made to the applicable provisions of the Code.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE AMENDED AND RESTATED 1996 STOCK OPTION PLAN.

               PROPOSAL 3 -- APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed the firm of KPMG Peat Marwick LLP as independent auditors for the Company's fiscal year ending December 31, 1998. This firm has audited the accounts of the Company since 1994. The firm performed audit services in connection with the examination of the consolidated financial statements of the Company for its fiscal year ended December 31, 1997. In addition, the firm has rendered other services, including the review of financial statements and related information, in various registration statements and filings with the SEC.

     If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the Board of Directors will reconsider the appointment. Representatives of KPMG Peat Marwick LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP.

                                 OTHER BUSINESS

     The Board of Directors does not intend to bring any other business before the meeting and, so far as is known to the Board, no matters are to be brought before the meeting except as specified in the Notice of Annual Meeting of Shareholders. However, as to any other business which may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

     IT IS IMPORTANT THAT PROXIES ARE RETURNED PROMPTLY AND THAT YOUR SHARES ARE REPRESENTED. SHAREHOLDERS ARE URGED TO MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Kelly Jo MacArthur

                                          KELLY JO MACARTHUR
                                          Vice President, General Counsel and
                                          Secretary

April 24, 1998
Seattle, Washington

               A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K
           FOR THE 1997 FISCAL YEAR, AS FILED WITH THE SECURITIES AND
                EXCHANGE COMMISSION, IS AVAILABLE WITHOUT CHARGE
                  TO ANY SHAREHOLDER UPON WRITTEN REQUEST TO:

                         INVESTOR RELATIONS DEPARTMENT
                               REALNETWORKS, INC.
                         1111 THIRD AVENUE, SUITE 2900
                           SEATTLE, WASHINGTON 98101

                                   APPENDIX A

                               REALNETWORKS, INC.
                              AMENDED AND RESTATED
                             1996 STOCK OPTION PLAN

               (AS AMENDED AND RESTATED AS OF SEPTEMBER 24, 1997)

                               TABLE OF CONTENTS

                                                                             PAGE
                                                                             ----
ARTICLE  1     PURPOSE AND EFFECTIVENESS...................................    1
         1.1   Purpose.....................................................    1
         1.2   Effective Date..............................................    1

ARTICLE  2     DEFINITIONS.................................................    1
         2.1   Certain Defined Terms.......................................    1

ARTICLE  3     ADMINISTRATION..............................................    3
         3.1   Administrative Committee....................................    3
         3.2   Appointment of Administrative Committee.....................    3
         3.3   Powers; Regulations.........................................    3
         3.4   Limits on Authority.........................................    3
         3.5   Exercise of Authority.......................................    3

ARTICLE  4     SHARES SUBJECT TO THE PLAN..................................    4
         4.1   Number of Shares............................................    4
         4.2   Adjustments.................................................    4

ARTICLE  5     ELIGIBILITY.................................................    4

ARTICLE  6     STOCK OPTIONS...............................................    4
         6.1   Grant of Options............................................    4
         6.2   Purchase Price..............................................    5
         6.3   Limitations on Grants.......................................    5
         6.4   Term of Options.............................................    5
         6.5   Option Agreement............................................    5
         6.6   Exercise of Options.........................................    6
         6.7   Manner of Exercise..........................................    6
         6.8   Legends.....................................................    7
         6.9   Nontransferability..........................................    7
         6.10  Repurchase of Shares........................................    7
         6.11  Class of Common Stock.......................................    8
         6.12  Delegation to Executive Officer of Authority to Grant
               Options.....................................................    8

ARTICLE  7     GENERAL PROVISIONS..........................................    9
         7.1   Acceleration of Options -- Approved Transactions; Control
               Purchase....................................................    9
         7.2   Termination of Services.....................................    9
         7.3   Right to Terminate Services.................................   10
         7.4   Nonalienation of Benefits...................................   10
         7.5   Shareholders Agreement......................................   10
         7.6   Termination and Amendment...................................   10
         7.7   Government and Other Regulations............................   11
         7.8   Withholding.................................................   11
         7.9   Separability................................................   11
         7.10  Non-Exclusivity of the Plan.................................   12
         7.11  Exclusion from Pension and Profit-Sharing Computation.......   12
         7.12  No Shareholder Rights.......................................   12
         7.13  Governing Law...............................................   12
         7.14  Company's Rights............................................   12

                               REALNETWORKS, INC.

                  AMENDED AND RESTATED 1996 STOCK OPTION PLAN

                                   ARTICLE 1

                           PURPOSE AND EFFECTIVENESS

     1.1 Purpose. The purpose of the 1996 Stock Option Plan (the "Plan") is to provide a method by which selected individuals rendering services to RealNetworks, Inc., a Washington corporation (the "Company"), may be offered an opportunity to invest in capital stock of the Company, thereby increasing their personal interest in the growth and success of the Company. The Plan is also intended to aid in attracting persons of exceptional ability to become officers and employees of the Company.

     1.2 Effective Date; Shareholder Approval. The Plan shall be effective at the time specified in the resolutions of the Board adopting the Plan (the "Effective Date"). The Plan shall be subject to the requirement of RCW 21.20.310(10) that the Administrator of Securities of the Department of Financial Institutions of the State of Washington be provided with notification of the adoption of the Plan. No Option shall be granted hereunder until this notification requirement has been satisfied. The issuance of Incentive Stock Options shall be subject to approval of the Plan by holders of shares of Common Stock constituting at least a majority of the shares of Common Stock represented in person or by proxy at the meeting at which the approval is sought. If this shareholder approval requirement is not satisfied within twelve (12) months after the Effective Date, all Incentive Stock Options issued under the Plan shall automatically become Nonqualified Stock Options.

                                   ARTICLE 2

                                  DEFINITIONS

     2.1 Certain Defined Terms. Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):

     "Administrative Committee" is defined in Section 3.1.

     "Affiliate" of the Company means any corporation, partnership, or other business association that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

     "Approved Transaction" means (a) any merger, consolidation or binding share exchange pursuant to which shares of Common Stock are changed or converted into or exchanged for cash, securities or other property, other than any such transaction in which the persons who hold Common Stock immediately prior to the transaction have immediately following the transaction the same proportionate ownership of the common stock of, and the same voting power with respect to, the surviving corporation; (b) any merger, consolidation or binding share exchange in which the persons who hold Common Stock immediately prior to the transaction have immediately following the transaction less than a majority of the combined voting power of the outstanding capital stock of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors; (c) any liquidation or dissolution of the Company; and (d) any sale, lease, exchange or other transfer not in the ordinary course of business (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific section of the Code shall include any successor section.

     "Common Stock" means the Series B Common Stock or the Series C Common Stock of the Company.

     "Company" means RealNetworks, Inc., a Washington corporation.

     "Control Purchase" means any transaction (or series of related transactions), consummated without the approval or recommendation of the Board, in which (a) any person, corporation or other entity (including any "person" as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act, but excluding the Company and any employee benefit plan sponsored by the Company) purchases any Common Stock (or securities convertible into Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer; or (b) any person, corporation or other entity (including any "person" as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act, but excluding the Company and any employee benefit plan sponsored by the Company) becomes the "beneficial owner" (as that term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) under the Exchange Act in the case of rights to acquire the Company's securities).

     "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

     "Disinterested Person" is defined in Section 3.2(b).

     "Effective Date" is defined in Section 1.2.

     "Eligible Person" is defined in Section 5.

     "Equity Securities" has the meaning given that term in Rule 3a11-1 promulgated under the Exchange Act, as amended from time to time, or any successor rule thereto.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific section of the Exchange Act shall include any successor section.

     "Executive Officer" means any employee of the company who is an "officer' within the meaning of Rule 16a-1(f) of the Exchange Act, as amended from time to time, or any successor rule thereto.

     "Fair Market Value" on any day means, if the Common Stock is publicly traded, the last sales price (or, if no last sales price is reported, the average of the high bid and low asked prices) for a share of Common Stock on that day (or, if that day is not a trading day, on the next preceding trading day), as reported by the principal exchange on which the Common Stock is listed, or, if the Common Stock is publicly traded but not listed on an exchange, as reported by The Nasdaq Stock Market, or, if such prices or quotations are not reported by The Nasdaq Stock Market, as reported by any other available source of prices or quotations selected by the Administrative Committee. If the Common Stock is not publicly traded, or if the Fair Market Value is not determinable by any of the foregoing means, the Fair Market Value on any day shall be determined in good faith by the Administrative Committee on the basis of such considerations as the Administrative Committee deems appropriate.

     "Holder" means an Eligible Person who has received an Option under this Plan or, if rights continue under the Option following the death of the Eligible Person, the person who succeeds to those rights by will or by the laws of descent and distribution.

     "Incentive Stock Option" means an Option that is an incentive stock option within the meaning of Section 422 of the Code.

     "Nonqualified Stock Option" means an Option that is designated as a nonqualified stock option.

     "Option" means an option with respect to shares of Common Stock awarded pursuant to Article 6.

     "Option Agreement" is defined in Section 6.5.

     "Plan" is defined in Section 1.1.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific section of the Securities Act shall include any successor section.

     "10% Shareholder" means a person who owns (or is considered as owning within the meaning of Section 424 of the Code) stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company.

                                   ARTICLE 3

                                 ADMINISTRATION

     3.1 Administrative Committee. The Plan shall be administered by the Board unless the Board, either voluntarily or as required by Section 3.2 below, appoints a separate committee of the Board to administer the Plan (the Board, or such committee, if it is administering the Plan, will be referred to in the Plan as the "Administrative Committee"). The Administrative Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of that quorum. Any determination reduced to writing and signed by all of the members of the Administrative Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

     3.2 Appointment of Administrative Committee. The Board may appoint a committee consisting of two or more of its members to administer the Plan. Once appointed, the committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the committee and appoint additional members, remove members (with or without cause) and appoint new members in their place, fill vacancies however caused, and/or remove all members of the committee and thereafter directly administer the Plan.

     3.3 Powers; Regulations. The Administrative Committee shall have full power and authority, subject only to the express provisions of the Plan (a) to designate the Eligible Persons to whom Options are to be granted under the Plan;
(b) to determine the number of shares subject to, and all of the other terms and conditions (which need not be identical) of, all Options so granted; (c) to interpret the provisions of the Plan and the Option Agreements evidencing the Options so granted; (d) to correct any defect, supply any information and reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; (e) to supervise the administration of the Plan; and (f) to take such other actions in connection with or in relation to the Plan as it deems necessary or advisable. The Administrative Committee is authorized to establish, amend and rescind such rules and regulations not inconsistent with the terms and conditions of the Plan as it deems necessary or advisable for the proper administration of the Plan. In making determinations hereunder, the Administrative Committee may give such consideration to the recommendations of management of the Company as the Administrative Committee deems desirable.

     3.4 Limits on Authority. Exercise by the Administrative Committee of its authority under the Plan shall be consistent (a) with the intent that all Incentive Stock Options issued under the Plan be qualified under the terms of
Section 422 of the Code (including any amendments thereto and any similar successor provision), and (b) if the Company registers any class of Equity Security pursuant to Section 12 of the Exchange Act, with the intent that the Plan be administered in a manner so that, to the extent possible, the grant of Options and all other transactions with respect to the Plan, to Options and to any Common Stock acquired upon exercise of Options, shall be exempt from the operation of Section 16(b) of the Exchange Act.

     3.5 Exercise of Authority. Each action and determination made or taken pursuant to the Plan by the Administrative Committee, including but not limited to any interpretation or construction of the Plan and the Option Agreements, shall be final and conclusive for all purposes and upon all persons. No member of the Administrative Committee shall be liable for any action or determination made or taken by the member or the Administrative Committee in good faith with respect to the Plan.

                                   ARTICLE 4

                           SHARES SUBJECT TO THE PLAN

     4.1 Number of Shares. Subject to the provisions of this Article 4, the maximum number of shares of Common Stock with respect to which Options may be granted during the term of the Plan shall be the sum of (a) 8,800,000, plus (b) an additional 892,736 shares of Common Stock previously reserved for issuance pursuant to Section 4.1 of the Company's 1995 Stock Option Plan (the "1995 Plan"), plus (c) any of the 1,540,473 shares of Common Stock subject to options outstanding under the 1995 Plan on September 24, 1997, to the extent the options terminate with having been exercised in full. Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company. If any Option terminates for any reason without having been exercised in full, the shares of Common Stock subject to the Option for which it has not been exercised shall again be available for purposes of the Plan.

     4.2 Adjustments. If the Company subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock dividend, stock split, reclassification or otherwise) or combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock (by reverse stock split, reclassification or otherwise), or if the Administrative Committee determines, in its sole discretion, that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock, or other similar corporate event (including a merger or consolidation other than one that constitutes an Approved Transaction) affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Administrative Committee shall, in its sole discretion and in such manner as the Administrative Committee may deem equitable and appropriate, make adjustments to any or all of (a) the number and kind of shares with respect to which Options may thereafter be granted under this Plan; (b) the number and kind of shares subject to outstanding Options, and (c) the purchase price under outstanding Options; provided, however, that the number of shares subject to an Option shall always be a whole number. The Administrative Committee may, if deemed appropriate, provide for a cash payment to any Holder of an Option in connection with any adjustment made pursuant to this Section 4.2.

                                   ARTICLE 5

                                  ELIGIBILITY

     The persons eligible to participate in the Plan and to receive Options under the Plan ("Eligible Persons") shall be (a) employees (including officers and directors who are also employees) of the Company or any of its Affiliates, and (b) consultants (and directors who are not employees) rendering services to the Company or any of its Affiliates in the capacity of independent contractors. Options may be granted to Eligible Persons even if they hold or have held Options under this Plan or options or similar awards under any other plan of the Company or any of its Affiliates.

                                   ARTICLE 6

                                 STOCK OPTIONS

     6.1 Grant of Options. Subject to the limitations of the Plan, the Administrative Committee shall designate from time to time each Eligible Person who is to be granted an Option, the time when the Option shall be granted, the number of shares subject to the Option, whether the Option is to be an Incentive Stock Option or a Nonqualified Stock Option and, subject to Section 6.2, the purchase price of the shares of Common Stock subject to the Option; provided, however, that Incentive Stock Options may only be granted to Eligible Persons who are employees of the Company or an Affiliate that constitutes a "parent corporation" or a "subsidiary corporation" within the meaning of Section 424 of the Code. Each Option granted under this Plan shall also be subject to such other terms and conditions not inconsistent with this Plan as the Administrative

Committee, in its sole discretion, determines. Subject to the limitations of the Plan, the same Eligible Person may receive Incentive Stock Options and Nonqualified Stock Options at the same time and pursuant to the same Option Agreement, provided that Incentive Stock Options and Nonqualified Stock Options are clearly designated as such.

     6.2 Purchase Price. The price at which shares may be purchased upon exercise of an Option shall be fixed by the Administrative Committee and may be more than, less than or equal to the Fair Market Value of the Common Stock as of the date the Option is granted; provided, however, that the purchase price of an Incentive Stock Option shall be (a) at least 110% of the Fair Market Value as of the date of grant of the Common Stock subject thereto, if the Incentive Stock Option is being granted to a 10% Shareholder, and (b) at least 100% of the Fair Market Value as of the date of grant of the Common Stock subject thereto, if the Incentive Stock Option is being granted to any other Eligible Person.

     6.3  Limitations on Grants.

     (a) Annual Limitation on Grants of Incentive Stock Options. The aggregate Fair Market Value of the shares of Common Stock with respect to which, during any calendar year, one or more Incentive Stock Options under this Plan (and/or one or more options under any other plan maintained by the Company or any of its Affiliates for the granting of options intended to qualify under Section 422 of the Code) become exercisable for the first time by a Holder shall not exceed $100,000 (said value to be determined as of the respective dates on which the options are granted to the Holder). If (i) a Holder holds one or more Incentive Stock Options under this Plan (and/or one or more options under any other plan maintained by the Company or any of its Affiliates for the granting of options intended to qualify under Section 422 of the Code), and (ii) the aggregate Fair Market Value of the shares of Common Stock with respect to which, during any calendar year, such options become exercisable for the first time exceeds $100,000 (said value to be determined as provided above), then such option or options are intended to qualify under Section 422 of the Code with respect to the maximum number of such shares as can, in light of the foregoing limitation, be so qualified, with the shares so qualified to be the shares subject to the option or options earliest granted to the Holder. If an Option that would otherwise qualify as an Incentive Stock Option becomes exercisable for the first time in any calendar year for shares of Common Stock that would cause such aggregate Fair Market Value to exceed $100,000, then the portion of the Option in respect of such shares shall be deemed to be a Nonqualified Stock Option.

     (b) Annual Limitation on Grants Following Exchange Act Registration. If the Company registers any class of any Equity Security pursuant to Section 12 of the Exchange Act, then, from the effective date of the registration until six (6) months after the termination of the registration, the number of shares subject to one or more Options granted during any calendar year to an Eligible Person shall not exceed one million (1,000,000).

     6.4 Term of Options. Subject to the provisions of the Plan with respect to termination of Options upon death, Disability or termination of services, the term of each Option shall be for such period as the Administrative Committee shall determine, but not more than (a) five (5) years from the date of grant in the case of Incentive Stock Options held by 10% Shareholders; (b) ten (10) years from the date of grant in the case of Incentive Stock Options held by persons other than 10% Shareholders; and (c) twenty (20) years from the date of grant in the case of all other Options, provided, however, that the term for a Nonqualified Stock Option granted more than one (1) year following the Effective Date shall be ten (10) years unless otherwise determined by the Administrative Committee.

     6.5 Option Agreement. Each Option granted under the Plan shall be evidenced by an agreement (the "Option Agreement") which shall designate the Option as an Incentive Stock Option or a Nonqualified Stock Option and contain such terms and provisions not inconsistent with the provisions of the Plan as the Administrative Committee from time to time approves. Each grantee of an Option shall be notified promptly of the grant, an Option Agreement shall be executed and delivered by the Company to the grantee within sixty (60) days after the date the Administrative Committee approves the grant, and, in the discretion of the Administrative Committee, the grant shall terminate if the Option Agreement is not signed by the grantee (or his or her attorney) and delivered to the Company within sixty (60) days after it is delivered to the grantee.

An Option Agreement may contain (but shall not be required to contain) such provisions as the Administrative Committee deems appropriate to insure that the penalty provisions of Section 4999 of the Code will not apply to any stock received by the Holder from the Company. An Option Agreement may be modified from time to time pursuant to Section 7.6(b).

     6.6 Exercise of Options. An Option granted under the Plan shall become and remain exercisable during the term of the Option to the extent provided in the Option Agreement evidencing the Option and in this Plan and, unless the Option Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Administrative Committee, at any time before complete termination of the Option, may accelerate the time or times at which the Option may be exercised in whole or in part (without reducing the term of the Option). If an Option is scheduled to become exercisable on one or more dates specified in its Option Agreement, and its Holder has a leave of absence without pay, such date or dates shall be postponed for a period equal to the duration of the leave unless the Administrative Committee determines otherwise.

     6.7  Manner of Exercise.

     (a) Form of Payment. An Option shall be exercised by written notice to the Company upon such terms and conditions as the Option Agreement evidencing the Option may provide and in accordance with such other procedures for the exercise of Options as the Administrative Committee may establish from time to time. The method or methods of payment of the purchase price for the shares to be purchased upon exercise of an Option and of any amounts required by Section 7.8 shall be determined by the Administrative Committee and may consist of (i) cash,
(ii) check, (iii) promissory note, (iv) whole shares of Common Stock already owned by the Holder, (v) the withholding of shares of Common Stock issuable upon exercise of the Option, (vi) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, (vii) any combination of the foregoing methods of payment, or (viii) such other consideration and method of payment as may be permitted for the issuance of shares under applicable securities and other laws. The permitted methods or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the Option Agreement evidencing the Option and may be subject to such conditions as the Administrative Committee deems appropriate. Without limiting the generality of the foregoing, if a Holder is permitted to elect to have shares of Common Stock issuable upon exercise of an Option withheld to pay all or any part of the amounts payable in connection with the exercise, then the Administrative Committee shall have the sole discretion to approve or disapprove the election, which approval or disapproval shall be given after the election is made.

     (b) Value of Shares. Shares of Common Stock delivered in payment of all or any part of the amounts payable in connection with the exercise of an Option, and shares of Common Stock withheld for the payment, shall be valued for such purpose at their Fair Market Value as of the exercise date.

     (c) Issuance of Shares. The Company shall effect the issuance of the shares of Common Stock purchased under the Option as soon as practicable after the exercise thereof and payment in full of the purchase price therefor and of any amounts required by Section 7.8, and within a reasonable time thereafter the issuance shall be evidenced on the books of the Company. Following the exercise of an Incentive Stock Option, the Administrative Committee shall cause the information statement required by Section 6039 of the Code to be furnished to the Holder within the time and in the manner prescribed by law.

     6.8 Legends. Each certificate representing shares of Common Stock issued under the Plan upon exercise of an Option shall, unless the Administrative Committee otherwise determines, contain on its face the notice "SEE TRANSFER RESTRICTIONS ON REVERSE" and on its reverse a legend in form substantially as follows, together with any other legends that are required by the terms and conditions of the Plan or that the Administrative Committee in its discretion deems necessary or appropriate:

     NOTICE: TRANSFER AND OTHER RESTRICTIONS

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF EXCEPT UPON SATISFACTION OF CERTAIN CONDITIONS. INFORMATION CONCERNING THESE RESTRICTIONS MAY BE OBTAINED FROM THE CORPORATION. ANY OFFER OR DISPOSITION OF THESE SECURITIES WITHOUT SATISFACTION OF SAID CONDITIONS WILL BE WRONGFUL AND WILL NOT ENTITLE THE TRANSFEREE TO REGISTER OWNERSHIP OF THE SECURITIES WITH THE CORPORATION.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO RESTRICTIONS ON TRANSFER, AND MAY BE SUBJECT TO REPURCHASE BY THE CORPORATION OR ONE OR MORE OF ITS SHAREHOLDERS PURSUANT TO THE PROVISIONS OF THE CORPORATION'S 1996 STOCK OPTION PLAN AND/OR AN AGREEMENT BETWEEN THE HOLDER AND THE CORPORATION AND/OR AN AGREEMENT AMONG THE CORPORATION AND ITS SHAREHOLDERS. INFORMATION CONCERNING THESE RESTRICTIONS MAY BE OBTAINED FROM THE CORPORATION.

The Company may cause the transfer agent for the Common Stock to place a stop transfer order with respect to such shares.

     6.9 Nontransferability. Unless the Administrative Committee determines otherwise at the time an Option is granted (or at any later time when the Administrative Committee, by written notice to the Holder, releases in whole or in part the restrictions under this Section 6.9), an Option shall not be transferable other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Holder thereof only by the Holder (or his or her court appointed legal representative). Options shall not be transferable other than by will or the laws of descent and distribution, and Options may be exercised during the lifetime of the Holder thereof only by the Holder (or his or her court appointed legal representative).

     6.10  Repurchase of Shares.

     (a) Right of Repurchase. If so specified by the Administrative Committee at the time an Option is granted to a Holder who is an employee of the Company or any of its Affiliates or a party to a consulting arrangement with the Company or any of its Affiliates, the Company shall have the right, but shall not be required, to repurchase from the Holder all or part of (i) the shares of Common Stock that the Holder acquires upon the exercise of the Option, and (ii) any other shares of Common Stock or other securities issued or acquired with respect to the shares specified in the preceding clause (i) or this clause (ii) in connection with any stock dividend, stock split, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock, or other similar corporate event. Such right shall be exercisable at any time and from time to time during the period of ninety (90) days commencing on the date of termination of the Holder's employment or consulting agreement with the Company or any of its Affiliates for "cause," as defined in Section 7.2(b).

     (b) Exercise of Repurchase Right. The Company's right of repurchase under this Section 6.10 shall be exercised by delivery written notice to the Holder specifying the number of shares or other securities to be repurchased and the effective date of the repurchase, which date shall not be earlier than the date of the notice nor later than the date of termination of the Company's right of repurchase. If a Holder transfers shares or other securities that are subject to the Company's right of repurchase, the shares or other securities shall remain subject to the Company's right of repurchase during the period specified in the last sentence of

Section 6.10(a) (exercise of the right of repurchase in such even shall be effected by notice to the person or entity holding the shares or other securities at the time of exercise).

     (c) Repurchase Price. With respect to each share or other security to be repurchased by the Company upon its exercise of its right of repurchase under this Section 6.10, the repurchase price shall be the Fair Market Value of the share or security as of the effective date of the repurchase. The Company may elect to pay the amount owed to the Holder (or to the person or entity holding the share or other security to be repurchased) either (i) in cash, in which case the amount shall be paid, without interest, within thirty (30) days following the effective date of the repurchase, or (ii) in three equal installments, with the first installment payable on the first anniversary of the effective date of the repurchase, and the remaining installments payable on the corresponding date in each of the next two years, with each installment to include interest on the unpaid principal computed at the prime rate published in the Wall Street Journal for the first business day of the month in which the effective date of the repurchase occurs, for the period from the effective date of the repurchase or the date of the most recent installment, as the case may be, to the due date of the installment being paid.

     (d) Termination of Right of Repurchase. Any right of repurchase of the Company under this Section 6.10 shall terminate upon the occurrence of a Control Purchase or an Approved Transaction (other than an Approved Transaction in connection with which the Administrative Committee determines, in accordance with the last sentence of Section 7.1, that Options otherwise subject to such right of repurchase will not vest or become exercisable on an accelerated basis and/or will not terminate if not exercised prior to consummation of the Approved Transaction). Any right of repurchase of the Company under this Section 6.10 shall also terminate upon the effective date of the registration by the Company of any class of any Equity Security pursuant to Section 12 of the Exchange Act.

     6.11 Class of Common Stock. The class of shares subject to each Option and the class of shares to be received upon exercise of each Option shall depend upon the employment status of the Eligible Person at the date the Option is granted and at the date the Option is exercised. If the Eligible Person is an employee (including officers and directors who are also employees) of the Company or one of its Affiliates as of the date the Option is granted, the shares subject to the Option shall be shares of Series B Common Stock, which are automatically convertible into the shares of Series C Common Stock upon the occurrence of certain events (a "Conversion Event") as described in the Company's Articles of Incorporation, as amended from time to time (the "Articles"), provided, that if a Conversion Event occurs prior to the exercise of an Option, the shares subject to the Option shall be shares of Series C Common Stock, with the rights defined in the Articles. If the Eligible Person is a consultant (other than a director) rendering services to the Company or any of its Affiliates in the capacity of an independent contractor as of the date the Option is granted, the shares subject to the Option shall be shares of Series C Common Stock, with the rights defined in the Articles, regardless of the Eligible Person's employment status with the Company at the date the Option is exercised.

     6.12 Delegation to Executive Officer of Authority to Grant Options. The Board may delegate to an Executive Officer the authority to determine from time to time (a) the Eligible Persons to whom Options are to be granted; (b) the number of shares of Common Stock for which the Options are exercisable and the purchase price of such shares; (c) whether the Options are Incentive Stock Options or Nonqualified Stock Options; and (d) all of the other terms and conditions (which need not be identical) of the Options; provided, however, that
(i) the authority delegated to the Executive Officer under this Section 6.12 shall not exceed that of the Administrative Committee under the foregoing provisions of this Article 6 and shall be subject to such limitations, in addition to those specified in this Section 6.12, as may be specified by the Board at the time of delegation; (ii) the Executive Officer may not be delegated authority under this Section 6.12 to grant any Option to any person who is an Executive Officer or a director of the Company at the time of the grant; (iii) the purchase price of each share of Common Stock under an Option granted under this Section 6.12 shall not be less than the Fair Market Value of such share on the date of grant of the Option; and (iv) the Executive Officer shall promptly provide a report to the Administrative Committee of each person to whom an Option has been granted under this Section 6.12 and the material terms and conditions of the Option.

                                   ARTICLE 7

                               GENERAL PROVISIONS

     7.1 Acceleration of Options -- Approved Transactions; Control Purchase. In the event of any Approved Transaction or Control Purchase, each outstanding Option under the Plan shall become exercisable in full in respect of the aggregate number of shares covered thereby, notwithstanding any contrary vesting schedule in the Option Agreement evidencing the Option (except to the extent the Option Agreement expressly provides otherwise), effective upon the Control Purchase or immediately prior to consummation of the Approved Transaction. In the case of an Approved Transaction, the Company shall provide notice of the pendency of the Approved Transaction, at least fifteen (15) days prior to the expected date of consummation thereof, to each Holder of an outstanding Option. Each Holder shall thereupon be entitled to exercise the Option at any time prior to consummation of the Approved Transaction. Any such exercise as to any portion of the Option that will only become vested immediately prior to the consummation of the Approved Transaction in accordance with the foregoing acceleration provision shall be contingent on such consummation. Any such exercise as to any other portion of the Option will not be contingent on such consummation unless so elected by the Holder in a notice delivered to the Company simultaneously with the exercise. Upon consummation of the Approved Transaction, all Options shall expire to the extent such exercise has not occurred. Notwithstanding the foregoing, except to the extent otherwise provided in one or more Option Agreements evidencing Options, the Administrative Committee may, in its discretion, determine that any or all outstanding Options will not vest or become exercisable on an accelerated basis in connection with an Approved Transaction and/or will not terminate if not exercised prior to consummation of the Approved Transaction, if the Board or the surviving or acquiring corporation, as the case may be, shall take, or made effective provision for the taking of, such action as in the opinion of the Administrative Committee is equitable and appropriate in order to substitute new Options for such Options, or to assume such Options (which assumption may be effected by any means determined by the Administrative Committee, in its discretion, including, but not limited to, by a cash payment to each Holder, in cancellation of the Options held by him or her, of such amount as the Administrative Committee determines, in its sole discretion, represents the then value of the Options) and in order to make such new or assumed Options, as nearly as practicable, equivalent to the old Options (before giving effect to any acceleration of the vesting or exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the Common Stock may be changed, converted or exchanged in connection with the Approved Transaction.

     7.2 Termination of Services. The provisions of this Section 7.2 shall apply to any Holder who is an employee of the Company or any of its Affiliates or a party to a written consulting agreement with the Company or any of its Affiliates.

     (a) General. If such a Holder's employment or consulting agreement terminates prior to the complete exercise of an Option, then the Option shall, except to the extent the Option Agreement evidencing the Option expressly provides otherwise, thereafter be exercisable, to the extent that the Holder was entitled to exercise the Option on the date of such termination, for a period of three (3) months following such termination (but not later than the scheduled expiration date of the Option); provided, however, that (i) if the Holder's employment or consulting agreement terminates by reason of death or Disability, then, except to the extent the Option Agreement evidencing the Option expressly provides otherwise, the Option shall be exercisable, to the extent that the Holder was entitled to exercise the Option on the date of such termination, for a period of one (1) year following such termination (but not later than the scheduled expiration of the Option), and (ii) any termination by the Company or any of its Affiliates for cause will be treated in accordance with the provisions of Section 7.2(b) (except to the extent the Option Agreement expressly provides otherwise).

     (b) Termination by Company for Cause. If a Holder's employment or consulting agreement with the Company or any of its Affiliates is terminated for cause, then all Options held by the Holder shall immediately terminate and, accordingly, may not be exercised, except to the extent one or more of the Option Agreements evidencing the Options expressly provides otherwise. For purposes of this Plan, "cause" shall have the meaning given that term in any employment agreement or consulting agreement to which the Holder is a party or, in the absence thereof, the conduct that shall constitute "cause" for purposes of this Plan shall be insubordination, a knowing violation of a state or federal law involving the commission of a crime against the Company or any of its Affiliates or a felony, any misrepresentation, deception, fraud or dishonesty that is materially injurious to the Company or any of its Affiliates, incompetence, moral turpitude, the refusal to perform the Holder's duties and responsibilities for any reason other than illness or incapacity, and any other misconduct of any kind that the Administrative Committee determines constitutes "cause" for purposes of this Plan; provided, however, that if a termination occurs within twelve (12) months after an Approved Transaction or Control Purchase, termination for cause shall mean only a felony conviction for fraud, misappropriation or embezzlement. Following termination of a Holder's employment or consulting agreement, if the Holder engages in any act that would have constituted cause if the Holder had remained employed by or in a consulting relationship with the Company or any of its Affiliates, then the Administrative Committee shall be entitled to terminate any Options held by the Holder.

     (c) Miscellaneous. The Administrative Committee may determine whether any given leave of absence of a Holder constitutes a termination of the Holder's employment or consulting agreement; provided, however, that for purposes of the Plan --

          (i) a leave of absence, duly authorized in writing by the Company or any of its Affiliates for military service or sickness, or for any other purpose approved by the Company or any of its Affiliates, if the period of the leave does not exceed ninety (90) days, and

          (ii) a leave of absence in excess of ninety (90) days, duly authorized in writing by the Company or any of its Affiliates, provided the Holder's right to return to service with the Company or the Affiliate is guaranteed either by statute or by contract --

shall not be deemed a termination of the Holder's employment or consulting agreement. Options granted under the Plan shall not be affected by any change of a Holder's employment or consulting agreement so long as the Holder continues to be an employee of or consultant to the Company or any of its Affiliates. Except to the extent an Option Agreement evidencing an Option expressly provides otherwise, if a Holder has an employment or consulting agreement with an Affiliate of the Company that ceases to be an Affiliate, such event shall be deemed to constitute a termination of the Holder's employment or consulting agreement for a reason other than death or Disability.

     7.3 Right to Terminate Services. Nothing contained in the Plan or in any Option Agreement, and no action of the Company or the Administrative Committee with respect thereto, shall confer or be construed to confer on any Holder any right to continue in the service of the Company or any of its Affiliates or interfere in any way with the right of the Company or any of its Affiliates, subject to the provisions of any agreement between the Holder and the Company or any of its Affiliates, to terminate at any time, with or without cause, the employment or consulting agreement with the Holder.

     7.4 Nonalienation of Benefits. Except as provided in Section 6.9, no right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to the right or benefit.

     7.5 Shareholders Agreement. Unless the Option Agreement evidencing an Option expressly provides otherwise, the Holder of the Option shall be required, as a condition to the issuance of any shares of Common Stock that the Holder acquires upon the exercise of the Option, to execute and deliver to the Company a shareholders agreement in such form as may be in use by the Company at the time of such exercise, or a counterpart thereof, together with, unless the Holder is unmarried, a spousal consent in the form required thereby, unless the Holder has previously executed and delivered such documents and they are in effect at the time the shares are to be issued.

     7.6  Termination and Amendment.

     (a) General. Unless the Plan shall previously have been terminated as hereinafter provided, no Options may be granted under the Plan on or after February 16, 2006. The Board or the Administrative Committee may at any time prior to February 16, 2006 terminate the Plan, and may, from time to time, suspend or discontinue the Plan or modify or amend the Plan in such respects as it shall deem advisable; provided, however, that any such modification or amendment shall comply with all applicable laws and stock exchange listing requirements and, with respect to Incentive Stock Options granted or to be granted under the Plan, shall be subject to any approval by shareholders of the Company required under the Code.

     (b) Modification. No termination, modification or amendment of the Plan may adversely affect the rights of the Holder of an outstanding Option in any material way unless the Holder consents thereto. No modification, extension, renewal or other change in any Option granted under the Plan shall be made after the grant of the Option, unless the same is consistent with the provisions of the Plan. With the consent of the Holder and subject to the terms and conditions of the Plan (including Section 7.6(a)), the Administrative Committee may amend outstanding Option Agreements with any Holder, including, without limitation, any amendment that would (i) accelerate the time or times at which the Option may be exercised, and/or (ii) extend the scheduled expiration date of the Option. Without limiting the generality of the foregoing, the Administrative Committee may, but solely with the Holder's consent unless otherwise provided in the Option Agreement, agree to cancel any Option under the Plan and issue a new Option in substitution therefor, provided that the Option so substituted shall satisfy all of the requirements of the Plan as of the date the new Option is granted. Nothing contained in the foregoing provisions of this Section 7.6(b) shall be construed to prevent the Administrative Committee from providing in any Option Agreement that the rights of the Holder with respect to the Option are subject to such rules and regulations as the Administrative Committee may, subject to the express provisions of the Plan, adopt from time to time, or impair the enforceability of any such provision.

     7.7 Government and Other Regulations. The obligation of the Company with respect to Options shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act, and the rules and regulations of any securities exchange or association on which the Common Stock may be listed or quoted. As long as the Common Stock is not registered under the Exchange Act, the Company intends that all offers and sales of Options and shares of Common Stock issuable upon exercise of Options shall be exempt from registration under the provisions of Section 5 of the Securities Act, and the Plan shall be administered in a manner so as to preserve such exemption. The Company also intends that the Plan shall constitute a written compensatory benefit plan, within the meaning of Rule 701(b) promulgated under the Securities Act, and that each Option granted under the Plan at a time when the Common Stock is not registered under the Exchange Act shall, unless otherwise provided by the Administrative Committee at the time the Option is granted, be granted in reliance on the exemption from the registration requirements of Section 5 of the Securities Act provided by Rule 701. As long as the Common Stock is registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements to file in a timely manner all reports required to be filed by it under the Exchange Act.

     7.8 Withholding. The Company's obligation to deliver shares of Common Stock upon exercise of an Option shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time an Option is exercised may, in the discretion of the Administrative Committee, be paid in shares of Common Stock already owned by the Holder or through the withholding of shares otherwise issuable to the Holder, upon such terms and conditions as the Administrative Committee shall determine. If the Holder shall fail to pay, or make arrangements satisfactory to the Administrative Committee for the payment of, all such federal, state and local taxes, then the Company or any of its Affiliates shall, to the extent not prohibited by law, have the right to deduct from any payment of any kind otherwise due to the Holder an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company or any of its Affiliates with respect to the Option.

     7.9 Separability. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein; provided, however, that to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, the Option, to that extent, shall be deemed to be a Nonqualified Stock Option for all purposes of the Plan.

     7.10 Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     7.11 Exclusion from Pension and Profit-Sharing Computation. By acceptance of an Option, unless otherwise provided in the Option Agreement evidencing the Option, the Holder shall be deemed to have agreed that the Option is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan, program or policy of the Company or any of its Affiliates.

     7.12 No Shareholder Rights. No Holder or other person shall have any voting or other shareholder rights with respect to shares of Common Stock subject to an Option until the Option has been duly exercised, full payment of the purchase price has been made, all conditions under the Option and this Plan to issuance of the shares have been satisfied, and a certificate for the shares has been issued. No adjustment shall be made for cash or other dividends or distributions to shareholders for which the record date is prior to the date of such issuance.

     7.13 Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Washington.

     7.14 Company's Rights. The grant of Options pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

PROXY


                               RealNetworks, Inc.
            1111 Third Avenue, Suite 2900, Seattle, Washington 98101

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Robert Glaser and Bruce Jacobsen as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of RealNetworks, Inc. held of record by the undersigned at the close of business on April 1, 1998 at the Annual Meeting of Shareholders to be held on May 22, 1998, or any adjournment or postponement thereof.


               (Continued and to be signed on the reverse side )


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                                                Please mark
                                                               your votes as [X]
                                                                 indicated


                                                                    WITHHOLD
                                                        FOR        AUTHORITY
                                                     Mitchell     to vote for
                                                       Kapor     Mitchell Kapor
1. ELECTION OF CLASS 1 DIRECTOR:                        [ ]           [ ]

                                                          FOR  AGAINST  ABSTAIN
2. PROPOSAL TO APPROVE THE AMENDMENT TO THE AMENDED       [ ]    [ ]      [ ]
   AND RESTATED 1996 STOCK OPTION PLAN TO INCREASE
   BY 2,500,000 THE NUMBER OF SHARES OF COMMON
   STOCK WHICH MAY BE ISSUED THEREUNDER.

3. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT        [ ]    [ ]      [ ]
   MARWICK LLP as the Company's independent auditors for the fiscal year ending December 31, 1998.

4. In their discretion the Proxies are authorized         [ ]    [ ]      [ ]
   to vote upon such other business as may properly come before the meeting.

                                THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                                    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                    CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Signature(s)________________________________________________ Date: _______, 1998

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE